Exhibit 99.1

Mars Acquisition Corp. Announces Confidential Submission of Form S-4 Registration Statement Related to Proposed Business Combination

New York, New York, and Buford, Georgia, November 13, 2023 (PRNEWSWIRE) – Mars Acquisition Corp. (Nasdaq: MARX) (“Mars”), a publicly traded special purpose acquisition company, today announced the confidential submission with the U.S. Securities and Exchange Commission (“SEC”) of a draft registration statement on Form S-4 (the “Registration Statement”) relating to its previously announced proposed business combination with ScanTech Identification Beam Systems, LLC (“ScanTech”), an innovator of next-generation ‘fixed-gantry’ computed tomography (CT) screening systems based in Metro-Atlanta, Georgia.

About ScanTech Identification Beam Systems, LLC

ScanTech Identification Beam Systems, LLC, is a leading global innovator, developing the most advanced non-intrusive ‘fixed-gantry’ CT baggage and cargo logistics screening technology in the world. ScanTech utilizes proprietary artificial intelligence (AI) and machine learning capabilities to develop state-of-the-art CT (computed tomography) scanners that accurately and quickly detect hazardous and contraband materials. With a commitment to making the world a safer place, ScanTech develops systems, software, and artificial intelligence designed to protect the world’s most sensitive security checkpoints. While initially focused on the airline industry, the unmatched speed and accuracy of the company’s fixed gantry solutions seek to revolutionize security operations capabilities worldwide, providing critical security measures to governments, businesses, and individuals across a diverse group of industries.

About Mars Acquisition Corp.

Mars Acquisition Corp. is a Cayman Islands exempted company incorporated as a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to Mars and ScanTech. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words.

Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including, without limitation, projections of market opportunity and market share; ScanTech’s or Pubco’s business plans, including any plans to expand; the sources and uses of cash from the proposed transaction; the anticipated enterprise value of the combined company following the consummation of the proposed transaction; any benefits of ScanTech’s partnerships, strategies or plans; anticipated benefits of the proposed transaction; and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. In addition, in order to be able to execute on its business plan, ScanTech will be required to repay a significant amount of its current liabilities. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements.

These statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. Neither Mars nor ScanTech can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) the inability of the parties to complete the business combination due to, among other things, (a) the failure to obtain required approvals from Mars’ shareholders, ScanTech’s members, or any third parties whose approval is required; (b) the failure to timely obtain consent or approvals to the business combination from any governmental agencies or entities whose consent or approval is required (including, without limitation, the Transportation Security Administration (“TSA”), and any required consents or clearances by The Committee on Foreign Investment in the United States (“CFIUS”); (c) ScanTech’s inability to complete its pre-closing recapitalization (including the conversion of approximately $70 million of existing indebtedness into equity of ScanTech of which approximately $60 million is held by insiders, and other third parties, who have indicated their intention to participate in the conversion); or (d) the inability or failure of Mars or ScanTech to satisfy any of the other closing conditions in the Business Combination Agreement; (ii) the occurrence of any event that could give rise to the termination of the Business Combination Agreement; (iii) the inability of the parties to recognize the anticipated benefits of the Business Combination; (iv) the amount of redemption requests made by Mars’ public shareholders and the risk that all or substantially all of Mars’ shareholders will elect to redeem their shares in connection with the transaction; (v) costs and expenses related to the transaction, including the risk that the costs and expenses will exceed current estimates; (vi) the inability of Pubco to continue as a going concern; (vii) the risk that the transaction disrupts current plans and operations of ScanTech as a result of the announcement and consummation of the transaction; (viii) potential claims against ScanTech from vendors and other third parties as a result of prior agreements or other obligations of ScanTech or its affiliates; (ix) the inability of Mars prior to the transaction, and the Pubco following completion of the transaction, to satisfy and maintain (in the case of the Mars) and to obtain and maintain (in the case of Pubco) the listing of their respective shares on Nasdaq; (x) the outcome of any existing or potential litigation, government or regulatory proceedings; (xi) the inability of the parties to obtain a transaction financing; (xii) the possibility that Mars, ScanTech, or Pubco may be adversely affected by other economic, business and/or competitive factors; (xiii) the inability of ScanTech to manufacture, or arrange the manufacturing, of products that may be ordered by customers; (xiv) the inability of ScanTech to retain and increase sales to existing customers, attract new customers and satisfy customers’ requirements; (xv) competition from larger companies that have greater resources, technology, relationships and/or expertise; (xvi) the future financial performance of the combined company following the transaction and its ability to achieve profitability in the future; (xvii) the inability of ScanTech to satisfy past and future payroll and other obligations and liabilities; (xviii) ScanTech’s significant obligations to the Internal Revenue Service in connection with unpaid federal payroll taxes; (xix) the fact that ScanTech is technically insolvent and may not have sufficient funds to execute on its business plan or continue its operations, the inability of ScanTech or risk that the combined company will become solvent and continue operations following completion of the transaction; (xx) the inability of ScanTech and Pubco to complete successful testing of their products; (xxi) the inability of ScanTech’s products to be approved for placement on the qualified products list of the CheckPoint Property Screening System (CPSS) program of the TSA (and, if approved, to be granted funds from the CPSS program), and to obtain or maintain any required third-party certificates; (xxii) the risk that ScanTech’s patents will expire or not be renewed; (xxiii) the fact that ScanTech’s assets, including its intellectual property, are subject to security interests of creditors, and the loss of such assets, particularly intellectual property, would preclude ScanTech from conducting its business; and (xxiii) those other risks and uncertainties set forth in documents of Mars or Pubco filed, or to be filed, with the SEC.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Mars, ScanTech, or Pubco or their respective directors, officers or employees or any other person that Mars, ScanTech or Pubco will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of Mars and ScanTech as of the date of this communication. Subsequent events and developments may cause those views to change. Neither Mars, ScanTech nor Pubco undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mars, ScanTech or Pubco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Business Combination, which will include a preliminary prospectus with respect to its securities to be issued in connection with the Business Combination and a preliminary proxy statement with respect to the extraordinary general meeting at which Mars’ shareholders will be asked to vote on the proposed Business Combination. Each of Mars, Pubco and ScanTech urge investors, shareholders or members, and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, any amendments thereto, and any other documents filed with the SEC, before making any voting or investment decision because these documents will contain important information about the proposed Business Combination. After the Form S-4 has been filed and declared effective, Mars will mail the definitive proxy statement/prospectus to shareholders of Mars as of a record date to be established for voting on the Business Combination. Mars’ shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Mars Acquisition Corp., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, New York, 10036. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in the Solicitation

Mars and ScanTech and their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from Mars’ shareholders with respect to the proposed transaction. Information about the directors and executive officers of Mars is set forth in its final prospectus, dated as of February 13, 2023, and filed with the SEC on February 14, 2023 , and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Mars Acquisition Corp., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, New York 10036. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Mars shareholders in connection with the proposed transaction will be set forth in Mars’ and Pubco’s filings with the SEC, including the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Business Combination when they become available.

Contact Information:

Mars Acquisition Corp.

Karl Brenza
kbrenza@verizon.net

ScanTech Identification Beam Systems, LLC

Dolan Falconer

dfalconer@scantechibs.com